Discontinued Operations (Tables)	12 Months Ended
Jun. 29, 2011
Discontinued Operations
Results of On the Border

	2010	2009
Revenues	$331,247	$344,218

Income before income taxes from discontinued operations	51,488	7,883
Income tax expense	17,506	838

Net income from discontinued operations(a)	$33,982	$7,045

(a)	Other gains and charges, net of taxes, was a gain of $8.4 million and a loss of $10.2 million in fiscal 2010 and 2009, respectively.